UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2013

LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Press Release Regarding Morgan Stanley Retail & Restaurant Conference & Field Trip

On March 28, 2013, Liberty Interactive Corporation (“Liberty”) announced that Mike George, President and CEO of QVC, Inc., an indirect wholly owned subsidiary of Liberty (“QVC”), will be presenting at the Morgan Stanley Retail & Restaurant Conference & Field Trip (the “Conference”) on Friday, April 5, 2013, at 8:40 a.m. ET at the Loews Portofino Bay Hotel, FL. During his presentation, Mr. George may make observations regarding the company's financial performance and outlook.

Press Release Regarding Final Results of Tender Offer

On April 2, 2013, QVC announced the final results of its previously announced cash tender offer (the “Tender Offer”) for up to $250 million in aggregate principal amount of its 7.50% senior secured notes due 2019 (the “Dutch Auction Notes”). The expiration date for the Tender Offer for the Dutch Auction Notes was 11:59 p.m., New York City time, on April 1, 2013. The full text of the press release announcing the results of the Tender Offer is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Press Release Regarding New Exchangeable Senior Debentures and Retirement of Existing Exchangeable Senior Debentures

On April 2, 2013, Liberty announced that it intends to retire the outstanding 3.125% Exchangeable Senior Debentures due 2023 (the “Old Debentures”) of its wholly owned subsidiary Liberty Interactive LLC (“Liberty LLC”), which are attributed to Liberty's Ventures tracking stock group. Liberty expects to obtain a portion of the funds for the retirement of the Old Debentures through a private offering of new exchangeable senior debentures by Liberty LLC (the “New Debentures”). The full text of the press release announcing the retirement of the Old Debentures and offering of the New Debentures is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

This Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1, 99.2 and 99.3 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name

99.1	Press Release dated March 28, 2013 regarding the Conference.
99.2	Press Release dated April 2, 2013 regarding the Tender Offer.
99.3	Press Release dated April 2, 2013 regarding the Old and New Debentures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2013

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated March 28, 2013 regarding the Conference.
99.2	Press Release dated April 2, 2013 regarding the Tender Offer.
99.3	Press Release dated April 2, 2013 regarding the Old and New Debentures.